UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2017

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2017, PDL BioPharma, Inc. (the Company) issued a press release announcing its financial results for the fourth quarter ended December 31, 2016. A copy of this earnings release is furnished hereto as Exhibit 99.1. The Company will host an earnings call and webcast on March 1, 2017, during which the Company will discuss its financial results for the fourth quarter ended December 31, 2016.

Item 7.01 Regulation FD Disclosure.

Presentation Materials

On March 1, 2017, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results for the quarter ended December 31, 2016. A copy of this presentation is attached hereto as Exhibit 99.2.

Information Sheet

On March 1, 2017, the Company distributed to analysts covering the Company’s securities a summary of certain information regarding the Company’s net income, dividends, recent transactions and licensed product development and sales (the Information Sheet) to assist those analysts in valuing the Company’s securities. The Information Sheet and its associated tables are attached hereto as Exhibit 99.3.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this report, including the exhibits, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Cautionary Statements

This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2017, as updated by subsequent periodic filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release
99.2	Presentation
99.3	Information Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Peter S. Garcia
Peter S. Garcia
Vice President and Chief Financial Officer

Dated: March 1, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press Release
99.2	Presentation
99.3	Information Sheet